UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 17, 2007


                         SYNOVICS PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)


             Nevada                      0-22011                86-0760991
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)



 2575 East Camelback Road, Ste. 450, Phoenix, AZ                  85016
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  (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (602) 508-0112


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On May 17, 2007, the Company executed an Employment Agreement dated as of January 30, 2007 (the "AGREEMENT") with Ronald Howard Lane ("LANE"), providing for Lane to serve as the Company's Chief Executive Officer through January 30, 2010, renewable for an additional one year unless either the Company or Lane provides written notice of termination at least 60 days prior to the end of the term.

                  Lane is to receive an annual base salary of $400,000 and, solely at the discretion of the Board of Directors (the "BOARD"), based on his performance and the Company's financial condition and operating results, a bonus payable in cash or shares of Common Stock. The Agreement further provides that the Board may grant him options under any equity compensation plan in which he is eligible to participate. The Agreement provides that the Company owes Lane an amount to be mutually agreed by them (the "DEFERRED OBLIGATION").

                  The Agreement provides that if Lane's employment by the Company is terminated without cause, by his death, or by Lane for good reason (which includes a "CHANGE IN CONTROL"), Mr. Lane will be entitled in addition to unpaid salary through the date of termination, payment of the Deferred Obligation and a severance amount of all or a portion (not less than one-half) of his base salary for one year based on the number of completed years of service under the Agreement. Change of Control is defined as a (i) change of holders of more than 50% of the voting stock by means of a consolidation or merger, (ii) the sale of all or substantially all of the assets or capital stock of the Company or (iii) the acquisition by a person or group of persons in one or a series of related transactions of more than 50% of the voting stock.

                  The Agreement contains a non-competition covenant for a period of one year following the end of the term.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

        a) Not applicable.

        b) Not applicable.

        c) Not applicable.

        d) Exhibits

           10.1 Employment Agreement, dated as of January 30, 2007 with Ronald Howard Lane.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Dated: May 17, 2007

                                  SYNOVICS PHARMACEUTICALS, INC.

                                  By:  /S/ RONALD H. LANE
                                      -------------------------------------
                                  Name:    Ronald H. Lane, Ph.D.
                                  Title:   President and Chief Executive Officer